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
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

                            FIRST UNION REAL ESTATE
                        EQUITY and MORTGAGE INVESTMENTS
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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                               [FIRST UNION LOGO]



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[FIRST UNION LOGO]



                                  REAL ESTATE INVESTMENTS


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[FIRST UNION LOGO]



                                   since
                                    1961


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[FIRST UNION LOGO]


                                        A
                                   Diversified
                                       REIT

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[FIRST UNION LOGO]


                                       FUR
                                     Listed
                                      NYSE

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[FIRST UNION LOGO]          WHO ARE WE?



Assets -  $1 billion

Market Cap -  $400 million

People -  4,500

Portfolio -  Diversified

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[FIRST UNION LOGO]        WHAT WE OWN





                                 [MAP OF U.S.]


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[FIRST UNION LOGO]  WHAT WE'VE DONE

                                                            1961-1993


Evolved into $400 million trust

Sustained three downturns

128 quarterly dividends

Survived real estate recession of 80's/90's

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[FIRST UNION LOGO]   WHAT WE'VE DONE

                                                           1993-1997


Turned around a fledging
real estate portfolio

Initiated an aggressive growth plan -

   -  Acquisitions of $450 million

   -  Raised $200 million of equity

   -  Shares outstanding have doubled

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[FIRST UNION LOGO]    FOCUS:  1998 & 1999


Maximize total return
to shareholders
(target 20% total return)

Build and train people

Increase market penetration

Capitalize on all opportunities

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[FIRST UNION LOGO]   FOCUS: PARKING



1997 Parking        $100,000,000

1998 Parking         250,000,000

1999 Parking         350,000,000
                    ------------
                    $700,000,000
                    ------------

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[FIRST UNION LOGO]  WHY PARKING?



Fragmented ownership

Economies of scale

Strong management team

We can provide equipment and/or services

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[FIRST UNION LOGO]   Chicago, IL



                                   [PICTURE]

                                       201 West Madison

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[FIRST UNION LOGO]    WHY RETAIL?


We own a substantial base with solid ROI


Retail has management-related opportunities

   -  Security

   -  Maintenance

   -  Vending services

   -  Parking-related services

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[FIRST UNION LOGO]  Little Rock, AR


                                   [PICTURE]

                                             Park Plaza


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[FIRST UNION LOGO]  Monroe, LA


                                   [PICTURE]

                                             Pecanland Mall


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[FIRST UNION LOGO]  Shawnee, OK


                                   [PICTURE]

                                             Shawnee Mall


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[FIRST UNION LOGO]  Santa Fe, NM


                                   [PICTURE]

                                             Villa Linda Mall


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[FIRST UNION LOGO]  WHY DIVERSIFICATION?



Maximizes shareholder return

Minimizes single product risk

Real estate has complementary synergies

Growth dominance

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[FIRST UNION LOGO]  WHAT'S OUR RECORD?


                              Capital Expenditures

(millions)


1991
1992
1993
1994
1995
1996
1997


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[FIRST UNION LOGO]  Reading, PA  Before


                                   [PICTURE]

                                             Fairgrounds Square


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[FIRST UNION LOGO]  Reading, PA  After


                                   [PICTURE]

                                             Fairgrounds Square


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[FIRST UNION LOGO]  Reading, PA  Before


                                   [PICTURE]

                                             Fairgrounds Square


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[FIRST UNION LOGO]  Reading, PA  After


                                   [PICTURE]

                                             Fairgrounds Square


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[FIRST UNION LOGO]  St. Cloud, MN  Before


                                   [PICTURE]

                                             Crossroads Mall


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[FIRST UNION LOGO]  St. Cloud, MN  After


                                   [PICTURE]

                                             Crossroads Mall


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[FIRST UNION LOGO]  St. Cloud, MN  Before


                                   [PICTURE]

                                             Crossroads Mall


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[FIRST UNION LOGO]  St. Cloud, MN  After


                                   [PICTURE]

                                             Crossroads Mall


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[FIRST UNION LOGO]  Denver, CO  Before


                                   [PICTURE]

                                             North Valley Tech Center


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[FIRST UNION LOGO]  Denver, CO  After


                                   [PICTURE]

                                             North Valley Tech Center


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[FIRST UNION LOGO]  Denver, CO  After


                                   [PICTURE]

                                             North Valley Tech Center


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[FIRST UNION LOGO]  Denver, CO  After


                                   [PICTURE]

                                             North Valley Tech Center


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[FIRST UNION LOGO]  WHAT'S OUR RECORD?


                                             Revenues

(millions)
1991
1992
1993
1994
1995
1996
1997


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[FIRST UNION LOGO]  WHAT'S OUR RECORD?


                                             Property NOI

(millions)
1990
1991
1992
1993
1994
1995
1996
1997


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[FIRST UNION LOGO]  WHAT'S OUR RECORD?


                                             FFO

(millions)
1995
1996
1997


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[FIRST UNION LOGO]  WHAT'S OUR RECORD?


                                           Total Return


1996 - 87%

1997 - 35%


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[FIRST UNION LOGO]  DOWNSIDE PROTECTION


Parking historically recession proof

Retail tenant mix

Payout ratio less than 50%

Strength through growth

Remaining nimble and quick

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[FIRST UNION LOGO]  HOW WE'LL GET THERE


Our people

Our focus

Our plan


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[FIRST UNION LOGO]  SHARED VALUES



Excellence in everything we do

Commitment to our customers

Maximization of profitability for shareholders

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[FIRST UNION LOGO]  SHARED VALUES



The importance of each employee

An environment of teamwork and trust

Integrity in the conduct of our business


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                               [FIRST UNION LOGO]


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                             Copyright and Credits


                (c) 1998 First Union Real Estate Investments
                    55 Public Square, Suite 1900
                    Cleveland, Ohio 44113-1937
                    Phone: 216.781-4030
                    Fax:  216.781-7467


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                             Copyright and Credits


                         Reproduction of any or all parts of the
                         information or images contained in this
                         presentation in whole or in part, including electronic transmission, for use other than the original intent, without the express written permission of First Union Real Estate Investments is prohibited.


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                             Copyright and Credits

                         Photography:

                         (c) 1998  Tony Armour
                         (c) 1998  Jerry Butts
                         (c) 1998  Dan Francis
                         (c) 1998  Karen Melvin
                         (c) 1998  Peter Renerts
                         (c) 1998  Don Snyder
                         (c) 1998  David Steinbrunner


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                             Copyright and Credits



                         Design:
                         (c) 1998 Karen Skunta & Company


                          [KAREN SKUNTA & COMPANY LOGO]


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                              [MACROMEDIA(R) LOGO]